Exhibit 10.1

FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT AND SECURITIES

CONTRACT AND REAFFIRMATION OF GUARANTY

This FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT AND REAFFIRMATION OF GUARANTY (this “Amendment”), dated as of April 1, 2026, is by and among AB CRE PDF LENDING C LLC, a Delaware limited liability company (“Seller”), AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company (“Guarantor”), and CITIBANK, N.A., a national banking association (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase Agreement and Securities Contract, dated as of April 1, 2025, by and between Seller and Buyer (as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor entered into that certain Guaranty, dated as of April 1, 2025, in favor of Buyer, guaranteeing certain obligations of Seller (as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Guaranty”);

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement; and

WHEREAS, Seller and Buyer, wish to modify certain terms and provisions of the Repurchase Agreement and the Transaction Documents as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Repurchase Agreement. The Repurchase Agreement is hereby amended as follows:

(a) The following definitions in Article 2 of the Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

“Stated Termination Date” shall mean April 1, 2028 (or if such day is not a Business Day, the immediately succeeding Business Day).

2. Representations and Warranties.

(a) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment. This Amendment and the other Transaction Documents to be executed and delivered in connection herewith have been duly executed and delivered by or on behalf of Seller and constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. There have been no changes to the governing documents of Seller that have not previously been delivered to Buyer. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

(b) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment. This Amendment and the other Transaction Documents to be executed and delivered in connection herewith have been duly executed and delivered by or on behalf of Guarantor and constitute the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment. There have been no changes to the governing documents of Guarantor that have not previously been delivered to Buyer. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Guarantor of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

3. Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer, of the following:

(a) Transaction Documents. This Amendment, duly executed and delivered by Seller, Guarantor and Buyer; and

(b) Costs. The out-of-pocket costs and expenses payable to Buyer in connection with this Amendment and the transactions contemplated hereby.

4. Continuing Effect; Reaffirmation of Guaranty and Pledge Agreements. As amended by this Amendment, all terms, covenants and provisions of the Repurchase Agreement and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties, pledges and indemnities for the benefit of Buyer (including, without limitation, the Guaranty) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Repurchase Agreement.

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5. Binding Effect; No Partnership; Counterparts. The provisions of the Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment and any other Transaction Document may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures.

6. Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer, and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7. Governing Law. The provisions of Section 19 of the Repurchase Agreement are incorporated herein by reference.

8. Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.

9. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10. References to Transaction Documents. All references to the Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

11. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer, under the Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

CITIBANK, N.A.

By:	/s/ Tina Lin
Name: Tina Lin
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Master Repurchase Agreement (Citi-AB)]

SELLER:

AB CRE PDF LENDING C LLC, a Delaware limited liability company

By:	/s/ Marguerite Brogan
Name: Marguerite Brogan
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Master Repurchase Agreement (Citi-AB)]

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty and agreements therein subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer therein, and each party subordinating any right or lien to the rights and liens of Buyer, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC, a Delaware limited liability company

By:	/s/ Marguerite Brogan
Name: Marguerite Brogan
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to First Amendment to Master Repurchase Agreement (Citi-AB)]